Exhibit 99.1

Marin Software Announces First Quarter 2019 Financial Results

San Francisco, CA (May 9, 2019) – Marin Software Incorporated (NASDAQ: MRIN), a leading provider of digital marketing software for performance-driven advertisers and agencies, today announced financial results for the first quarter ended March 31, 2019.

"In Q1 2019, we upgraded our tools that help advertisers leverage their offline data, launch and manage cross-channel campaigns at scale and make better optimization decisions," said Chris Lien, Chief Executive Officer of Marin Software. "These enhancements extend our value proposition as the leading platform for digital advertisers looking to deliver growth across search, social and eCommerce advertising."

First Quarter 2019 Business and Product Release Highlights:

●

Upgraded Marin’s Offline Connect tool, which ties offline and downstream conversions back to an online event that took place on the advertiser’s website and related advertising, including an extended lookback window, tracker attribution support and intraday support.

●

Expanded the number of supported Google ad formats by including full campaign management of responsive search ads in MarinOne, which allows advertisers to leverage Google’s machine learning to better personalize ads to each user.

●	Released Bulk Operations for Facebook campaigns, empowering advertisers to create their campaigns in bulk and at scale, saving them substantial time and manual effort.

●	Enabled advertisers to automatically sync customer segments with Google audiences using Marin's Audience Hub solution.

●	Added support for Amazon Japan, continuing to innovate for Marin's customers across the globe.

●	Launched Marketplace Signals feature to pull relevant product-related information from Amazon, including ratings, price, and the number of reviews, to improve campaign performance.

●	Added multi-edit functionality for Amazon Sponsored Products ads enabling faster management of Amazon campaigns for advertisers.

●

Expanded TruePath attribution solution, which aggregates an advertiser’s data on clicks and views across different devices and channels, and deduplicates conversions, resulting in smarter cross-channel budget allocation, to bridge the gap between search advertising and native advertising on Verizon Media Group (Oath).

First Quarter 2019 Financial Updates:

●	Net revenues totaled $13.4 million, a year-over-year decrease of 13% when compared to $15.4 million in the first quarter of 2018.

●

GAAP loss from operations was ($5.1) million, resulting in a GAAP operating margin of (38%), compared to a GAAP loss from operations of ($9.1) million and a GAAP operating margin of (59%) for the first quarter of 2018.

●

Non-GAAP loss from operations was ($3.5) million, resulting in a non-GAAP operating margin of (26%), as compared to a non-GAAP loss from operations of ($6.2) million and a non-GAAP operating margin of (41%) for the first quarter of 2018.

Reconciliations of GAAP to non-GAAP financial measures have been provided in the financial statement tables included in this press release. An explanation of these measures is also included below, under the heading "Non-GAAP Financial Measures."

Financial Outlook:

Marin is providing guidance for its second quarter of 2019 as follows:

Forward-Looking Guidance
In millions

	Range of Estimate
	From	To
Three Months Ending June 30, 2019
Revenues, net	$11.0	$11.5
Non-GAAP loss from operations	(4.0)	(3.5)

Non-GAAP loss from operations excludes the effects of stock-based compensation, amortization of internally developed software and intangible assets, impairment of goodwill and long-lived assets, capitalization of internally developed software and non-recurring costs associated with restructurings.

Additionally, the Company does not reconcile its forward-looking non-GAAP loss from operations, due to variability between revenues and non-cash items such as stock-based compensation. The GAAP loss from operations includes stock-based compensation expense, which is affected by hiring and retention needs, as well as the future price of Marin’s stock. As a result, a reconciliation of the forward-looking non-GAAP financial measures to the corresponding GAAP measures cannot be made without unreasonable effort.

Quarterly Results Conference Call

Marin Software will host a conference call today at 2:00 PM Pacific Time (5:00 PM Eastern Time) to review the Company’s financial results for the quarter ended March 31, 2019, and its outlook for the future. To access the call, please dial (877) 705-6003 in the United States or (201) 493-6725 internationally with reference to the company name and conference title. A live webcast of the conference call will be accessible at http://public.viavid.com/index.php?id=133838. Following the completion of the call through 11:59 p.m. Eastern Time on May 16, 2019, a recorded replay will be available on the Company’s website at http://investor.marinsoftware.com/ and a telephone replay will be available by dialing (844) 512-2921 in the United States or (412) 317-6671 internationally with the recording access code 13689273.

About Marin Software

Marin Software Incorporated’s (NASDAQ: MRIN) mission is to give advertisers the power to drive higher efficiency and transparency in their paid marketing programs that run on the world’s largest publishers. Marin Software provides enterprise marketing software for advertisers and agencies to integrate, align, and amplify their digital advertising spend across the web and mobile devices. Marin Software offers a unified SaaS advertising management platform for search, social, and eCommerce advertising. Marin Software helps digital marketers convert precise audiences, improve financial performance, and make better decisions. Headquartered in San Francisco with offices worldwide, Marin Software’s technology powers marketing campaigns around the globe. For more information about Marin Software, please visit: http://www.marinsoftware.com.

Non-GAAP Financial Measures

Marin uses certain non-GAAP financial measures in this release. Marin uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating its ongoing operational performance. Marin believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing our financial results with other companies in our industry, many of which present similar non-GAAP financial measures to investors. Non-GAAP financial measures that Marin uses may differ from measures that other companies may use.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. A reconciliation of the non-GAAP financial measures to their most directly comparable GAAP measures has been provided in the financial statement tables included below in this press release. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures.

Non-GAAP expenses, measures and net loss per share. Marin defines non-GAAP sales and marketing, non-GAAP research and development, non-GAAP general and administrative, non-GAAP gross profit, non-GAAP operating loss and non-GAAP net loss as the respective GAAP balances, adjusted for stock-based compensation, amortization of internally developed software and intangible assets, impairment of goodwill and long-lived assets, non-cash expenses related to debt agreements, capitalization of internally developed software and non-recurring costs associated with restructurings. Non-GAAP net loss per share is calculated as non-GAAP net loss divided by the weighted average shares outstanding.

Adjusted EBITDA. Marin defines Adjusted EBITDA as net loss, adjusted for stock-based compensation expense, depreciation, amortization of internally developed software and intangible assets, capitalization of internally developed software, impairment of goodwill and long-lived assets, provision for income taxes, other income, net and non-recurring costs associated with restructurings. These amounts are often excluded by other companies to help investors understand the operational performance of their business. The Company uses Adjusted EBITDA as a measurement of its operating performance because it assists in comparing the operating performance on a consistent basis by removing the impact of certain non-cash and non-operating items. Adjusted EBITDA reflects an additional way of viewing aspects of the operations that Marin believes, when viewed with the GAAP results and the accompanying reconciliations to corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting its business.

Prior to the three months ended March 31, 2019, Marin also included deferred costs associated with contracts and the related amortization as an adjustment to net loss for the purposes of calculating the non-GAAP financial measures described above, but has updated its definition to no longer include those items. Non-GAAP financial measures for prior periods have been adjusted to conform to current period presentation.

Forward-Looking Statements

This press release contains forward-looking statements including, among other things, statements regarding Marin’s business, expectations about our ability to return to growth, impact of investments in product and technology on future operating results, progress on product development efforts, product capabilities and future financial results, including its outlook for the second quarter of 2019. These forward-looking statements are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from those projected in the forward-looking statements as a result of certain risk factors, including but not limited to our ability to grow sales to new and existing customers; our ability to expand our sales and marketing capabilities; our ability to retain and attract qualified management and technical personnel; delays in the release of updates to our product platform or new features; competitive factors, including but not limited to pricing pressures, entry of new competitors and new applications; quarterly fluctuations in our operating results due to a number of factors; inability to adequately forecast our future revenues, expenses, Adjusted EBITDA, cash flows or other financial metrics; delays, reductions or slower growth in the amount spent on online and mobile advertising and the development of the market for cloud-based software; progress in our efforts to update our software platform; adverse changes in our relationships with and access to publishers and advertising agencies; level of usage and advertising spend managed on our platform; our ability to expand sales of our solutions in channels other than search advertising; any slow-down in the search advertising market generally; shift in customer digital advertising budgets from search to segments in which we are not as deeply penetrated; the development of the market for digital advertising; acceptance and continued usage of our platform and services by customers and our ability to provide high-quality technical support to our customers; material defects in our platform including those resulting from any updates we introduce to our platform, service interruptions at our single third-party data center or breaches in our security measures; our ability to develop enhancements to our platform; our ability to protect our intellectual property; our ability to manage risks associated with international operations; the impact of fluctuations in currency exchange rates, particularly an increase in the value of the dollar; near term changes in sales of our software services or spend under management may not be immediately reflected in our results due to our subscription business model; adverse changes in general economic or market conditions; and the ability to acquire and integrate other businesses. These forward-looking statements are based on current expectations and are subject to uncertainties and changes in condition, significance, value and effect as well as other risks detailed in documents filed with the Securities and Exchange Commission, including our most recent report on Form 10-K, recent reports on Form 10-Q and current reports on Form 8-K, which we may file from time to time, and all of which are available free of charge at the SEC’s website at www.sec.gov. Any of these risks could cause actual results to differ materially from expectations set forth in the forward-looking statements. All forward-looking statements in this press release reflect Marin’s expectations as of May 9, 2019. Marin assumes no obligation to, and expressly disclaims any obligation to update any such forward-looking statements after the date of this release.

Investor Relations Contact:

Investor Relations, Marin Software

ir@marinsoftware.com

Media Contact:

Wesley MacLaggan

Marketing, Marin Software

(415) 399-2580

press@marinsoftware.com

Marin Software Incorporated
Condensed Consolidated Balance Sheets
(On a GAAP basis)

	March 31,	December 31,
(Unaudited; in thousands, except par value)	2019	2018
Assets
Current assets
Cash and cash equivalents	$7,464	$10,210
Restricted cash	1,402	1,293
Accounts receivable, net	10,535	12,906
Prepaid expenses and other current assets	5,050	4,642
Total current assets	24,451	29,051
Property and equipment, net	11,025	11,815
Right-of-use assets, operating leases	11,787	—
Goodwill	1,911	1,943
Intangible assets, net	1,406	1,938
Other non-current assets	1,946	2,045
Total assets	$52,526	$46,792
Liabilities and Stockholders' Equity
Current liabilities
Accounts payable	$2,300	$2,699
Accrued expenses and other current liabilities	8,966	10,632
Operating lease liabilities	6,335	—
Total current liabilities	17,601	13,331
Operating lease liabilities, non-current	7,106	—
Other long-term liabilities	2,496	4,090
Total liabilities	27,203	17,421
Stockholders’ equity
Common stock, $0.001 par value	6	6
Additional paid-in capital	295,745	295,116
Accumulated deficit	(269,319)	(264,713)
Accumulated other comprehensive loss	(1,109)	(1,038)
Total stockholders’ equity	25,323	29,371
Total liabilities and stockholders’ equity	$52,526	$46,792

Marin Software Incorporated
Condensed Consolidated Statements of Operations
(On a GAAP basis)

	Three Months Ended March 31,
(Unaudited; in thousands, except per share data)	2019	2018
Revenues, net	$13,448	$15,402
Cost of revenues	5,811	7,572
Gross profit	7,637	7,830
Operating expenses
Sales and marketing	4,634	7,381
Research and development	4,895	6,155
General and administrative	3,221	3,377
Total operating expenses	12,750	16,913
Loss from operations	(5,113)	(9,083)
Other income, net	540	295
Loss before provision for income taxes	(4,573)	(8,788)
Provision for income taxes	33	324
Net loss	$(4,606)	$(9,112)
Net loss per common share, basic and diluted	$(0.77)	$(1.59)
Weighted-average shares outstanding, basic and diluted	5,945	5,736

Marin Software Incorporated
Condensed Consolidated Statements of Cash Flows
(On a GAAP basis)

	Three Months Ended March 31,
(Unaudited; in thousands)	2019	2018
Operating activities
Net loss	$(4,606)	$(9,112)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation	499	798
Amortization of internally developed software	750	957
Amortization of intangible assets	532	690
Loss on disposals of property and equipment and right-of-use assets	14	—
Amortization of deferred costs to obtain and fulfill contracts	364	605
Unrealized foreign currency (gains) losses	(11)	24
Stock-based compensation related to equity awards and restricted stock	685	1,028
Provision for (recovery from) bad debts	180	(214)
Net change in operating leases	(116)	—
Changes in operating assets and liabilities
Accounts receivable	2,175	1,451
Prepaid expenses and other assets	(679)	(482)
Accounts payable	(424)	(48)
Accrued expenses and other current liabilities	(1,079)	(620)
Net cash used in operating activities	(1,716)	(4,923)
Investing activities
Purchases of property and equipment	(46)	(98)
Capitalization of internally developed software	(482)	(693)
Net cash used in investing activities	(528)	(791)
Financing activities
Repayments of principal on finance lease liabilities	(338)	(318)
Employee taxes paid for withheld shares upon equity award settlement	(91)	(26)
Proceeds from employee stock purchase plan, net	55	78
Net cash used in financing activities	(374)	(266)
Effect of foreign exchange rate changes on cash and cash equivalents and restricted cash	(19)	419
Net decrease in cash and cash equivalents and restricted cash	(2,637)	(5,561)
Cash and cash equivalents and restricted cash
Beginning of period	11,503	28,837
End of period	$8,866	$23,276

Marin Software Incorporated
Reconciliation of GAAP to Non-GAAP Expenses

	Three Months Ended				Year Ended	Three Months Ended
	March 31,	June 30,	September 30,	December 31,	December 31,	March 31,
(Unaudited; in thousands)	2018	2018	2018	2018	2018	2019
Sales and Marketing (GAAP)	$7,381	$6,154	$5,296	$4,594	$23,425	$4,634
Less Stock-based compensation	(240)	(271)	(181)	(265)	(957)	(180)
Less Amortization of intangible assets	(213)	(184)	(130)	(131)	(658)	(64)
Less Restructuring related expenses	(497)	(48)	(113)	(169)	(827)	(157)
Sales and Marketing (Non-GAAP)	$6,431	$5,651	$4,872	$4,029	$20,983	$4,233
Research and Development (GAAP)	$6,155	$5,817	$5,471	$5,007	$22,450	$4,895
Less Stock-based compensation	(339)	(314)	(339)	(406)	(1,398)	(281)
Less Amortization of intangible assets	(237)	(234)	(234)	(233)	(938)	(234)
Less Restructuring related expenses	(115)	—	—	—	(115)	—
Plus Capitalization of internally developed software	693	602	398	436	2,129	482
Research and Development (Non-GAAP)	$6,157	$5,871	$5,296	$4,804	$22,128	$4,862
General and Administrative (GAAP)	$3,377	$3,766	$2,921	$3,049	$13,113	$3,221
Less Stock-based compensation	(245)	(273)	(195)	(164)	(877)	(99)
Less Amortization of intangible assets	(3)	—	—	—	(3)	—
Less Restructuring related expenses	(111)	(36)	(11)	—	(158)	—
General and Administrative (Non-GAAP)	$3,018	$3,457	$2,715	$2,885	$12,075	$3,122

Marin Software Incorporated
Reconciliation of GAAP to Non-GAAP Measures

	Three Months Ended				Year Ended	Three Months Ended
	March 31,	June 30,	September 30,	December 31,	December 31,	March 31,
(Unaudited; in thousands)	2018	2018	2018	2018	2018	2019
Gross Profit (GAAP)	$7,830	$7,288	$6,694	$9,665	$31,477	$7,637
Plus Stock-based compensation	204	172	160	203	739	125
Plus Amortization of internally developed software	957	986	928	903	3,774	750
Plus Amortization of intangible assets	237	233	234	234	938	234
Plus Restructuring related expenses	139	-	37	-	176	6
Gross Profit (Non-GAAP)	$9,367	$8,679	$8,053	$11,005	$37,104	$8,752
Operating Loss (GAAP)	$(9,083)	$(8,449)	$(21,734)	$(2,985)	$(42,251)	$(5,113)
Plus Impairment of goodwill	—	—	14,740	—	14,740	—
Plus Stock-based compensation	1,028	1,030	875	1,038	3,971	685
Plus Amortization of internally developed software	957	986	928	903	3,774	750
Plus Amortization of intangible assets	690	651	598	598	2,537	532
Plus Restructuring related expenses	862	84	161	169	1,276	163
Less Capitalization of internally developed software	(693)	(602)	(398)	(436)	(2,129)	(482)
Operating Loss (Non-GAAP)	$(6,239)	$(6,300)	$(4,830)	$(713)	$(18,082)	$(3,465)
Net Loss (GAAP)	$(9,112)	$(8,276)	$(21,494)	$(2,362)	$(41,244)	$(4,606)
Plus Impairment of goodwill	—	—	14,740	—	14,740	—
Plus Stock-based compensation	1,028	1,030	875	1,038	3,971	685
Plus Amortization of internally developed software	957	986	928	903	3,774	750
Plus Amortization of intangible assets	690	651	598	598	2,537	532
Plus Restructuring related expenses	862	84	161	169	1,276	163
Less Capitalization of internally developed software	(693)	(602)	(398)	(436)	(2,129)	(482)
Net Loss (Non-GAAP)	$(6,268)	$(6,127)	$(4,590)	$(90)	$(17,075)	$(2,958)

Marin Software Incorporated
Calculation of Non-GAAP Earnings Per Share

	Three Months Ended				Year Ended	Three Months Ended
	March 31,	June 30,	September 30,	December 31,	December 31,	March 31,
(Unaudited; in thousands, except per share data)	2018	2018	2018	2018	2018	2019
Net Loss (Non-GAAP)	$(6,268)	$(6,127)	$(4,590)	$(90)	$(17,075)	$(2,958)
Weighted-average shares outstanding, basic and diluted	5,736	5,767	5,787	5,841	5,783	5,945
Non-GAAP net loss per common share, basic and diluted	$(1.09)	$(1.06)	$(0.79)	$(0.02)	$(2.95)	$(0.50)

Marin Software Incorporated
Reconciliation of Net Loss to Adjusted EBITDA

	Three Months Ended				Year Ended	Three Months Ended
	March 31,	June 30,	September 30,	December 31,	December 31,	March 31,
(Unaudited; in thousands)	2018	2018	2018	2018	2018	2019
Net Loss	$(9,112)	$(8,276)	$(21,494)	$(2,362)	$(41,244)	$(4,606)
Depreciation	798	759	628	473	2,658	499
Amortization of internally developed software	957	986	928	903	3,774	750
Amortization of intangible assets	690	651	598	598	2,537	532
Provision for (benefit from) income taxes	324	204	96	(38)	586	33
Impairment of goodwill	—	—	14,740	—	14,740	—
Stock-based compensation	1,028	1,030	875	1,038	3,971	685
Capitalization of internally developed software	(693)	(602)	(398)	(436)	(2,129)	(482)
Restructuring related expenses	862	84	161	169	1,276	163
Other income, net	(295)	(377)	(336)	(585)	(1,593)	(540)
Adjusted EBITDA	$(5,441)	$(5,541)	$(4,202)	$(240)	$(15,424)	$(2,966)